                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          January 14, 2002
                                                   ----------------------------


                           NORTHERN TRUST CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)



                  0-5965                                  36-2723087
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         (Commission File Number)              (IRS Employer Identification No.)


Fifty South LaSalle Street, Chicago, Illinois                60675
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code            (312) 630-6000
                                                     ---------------------------

Item 5.  Other Events

         The information contained in the registrant's January 14, 2002 press release, reporting on the registrant's earnings for the fourth quarter of 2001, a copy of which is filed as Exhibit 99 hereto, is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

    (c)  Exhibits:

         Exhibit 99    January 14, 2002  Press Release

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  NORTHERN TRUST CORPORATION
                                                  ------------------------------
                                                          (Registrant)



Dated: January 14, 2002                       By: /s/Perry R. Pero
                                                  -------------------
                                                     Perry R. Pero
                                                     Vice Chairman
                                                     and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Number            Description                        Page Number
------            -----------                        -----------
  99        January 14, 2002 Press Release               5